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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 16, 2006

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

            NEW YORK                    0-10592                 14-1630287
State or Other Jurisdiction        Commission File No.       I.R.S. Employer
of Incorporation or Organization                          Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.     Other Events
----------
               Press release was issued on May 16, 2006 announcing results of the Annual Meeting held May 15, 2006 and declaring a quarterly cash dividend of $0.16 per share, payable July 3, 2006, to the shareholders of record at the close of business on June 2, 2006. Attached is a copy of the press release labeled as
               Exhibit 99(a).




Item 9.01      Financial Statement and Exhibits
---------      --------------------------------
               (c) Exhibits

               Reg S-K Exhibit No.     Description
               -------------------     -----------
                    99(a)              Press release dated May 16, 2006
                                       announcing results of the Annual Meeting held on May 15, 2006 and declaring a quarterly cash dividend of $0.16 per share, payable July 3, 2006, to the shareholders of record at the close of business on June 2, 2006.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 16, 2006

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                             ------------------------
                                             Robert T. Cushing
                                             Executive Vice President and Chief
                                             Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                                      Page
------------------      ------------------------------                  -------
     99(a)              Press release dated May 16, 2006,                 5-6
                        announcing results of the Annual Meeting held on May 15, 2006 and declaring a quarterly cash dividend of $0.16 per share, payable July 3, 2006, to the shareholders of record at the close of business on June 2, 2006.











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                                                                  Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                    News Release
----------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                                    NASDAQ - TRST

                 Robert M. Leonard
                 Administrative Vice President
                 518-381-3693



FOR IMMEDIATE RELEASE:



                    TRUSTCO BANK CORP NY ANNOUNCES RESULTS OF
                    ANNUAL MEETING AND DECLARES CASH DIVIDEND



Glenville, New York, May 16, 2006 - On May 15, 2006, the shareholders of TrustCo Bank Corp NY elected three members to the Board of Directors at the Company's Annual Meeting. Directors Thomas O. Maggs, Robert J. McCormick and William J. Purdy were elected to three-year terms, each by an overwhelming majority of the shareholders.

An amendment to the Certificate of Incorporation to increase the authorized shares from 100 million to 150 million also was approved by shareholders. KPMG LLP's appointment as independent auditors for the Company for 2006 was also ratified.

Today the Board of Directors of TrustCo Bank Corp NY declared a common stock cash dividend of $0.16 per share, payable July 3, 2006, to the shareholders of record at the close of business on June 2, 2006.

TrustCo is a $2.9 billion bank holding company and through its subsidiary, Trustco Bank, operates 83 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.



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Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.



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